UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 5, 2023

PCTEL, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	000-27115	77-0364943
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

471 Brighton Drive

Bloomingdale, Illinois 60108

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(630) 372-6800

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PCTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, on October 13, 2023, PCTEL, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Amphenol Corporation, a Delaware corporation (“Parent”) and Hilltop Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions, of the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent. On November 9, 2023, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (“SEC”) in connection with the Merger.

The Company is aware of three complaints having been filed in federal courts in Delaware and New York by purported Company stockholders against the Company and the members of the board of directors of the Company (the “Board”) alleging that the Proxy Statement contains omissions and misrepresentations that render it false and misleading: John McDaniels v. PCTEL, Inc., et al., Case No. 1:23-cv-01293 (filed November 13, 2023) (D. Del.); Ryan Walsh v. PCTEL, Inc., et al., Case No. 1:23-cv-01294 (filed November 14, 2023) (D. Del.); and Sushanth Kallem v. PCTEL, Inc., et al., Case No. 1:23-cv-10146 (filed November 17, 2023) (S.D.N.Y.) (collectively, the “Stockholder Actions”). Additionally, attorneys representing several purported Company stockholders have sent demand letters alleging similar alleged deficiencies in the disclosures in the Proxy Statement (the “Demand Letters” and together with the Stockholder Actions, the “Litigation Matters”). The Company does not intend to disclose any additional complaints or demand letters filed or served by other purported Company stockholders unless such complaints or demand letters differ materially from those disclosed above.

The Stockholder Actions generally allege that the Company and the Board of Directors violated Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as well as Rule 14a-9 promulgated thereunder, as amended, by omitting or misrepresenting certain allegedly material information from the Proxy Statement filed in connection with the Merger. The Stockholder Actions allege that such omissions and misrepresentations rendered the Proxy Statement false and misleading. The Demand Letters contain the same substantive allegations. Both the Stockholder Actions and Demand Letters threaten to seek, among other things, to enjoin the proposed Merger absent the Company issuing supplemental disclosures.

The Company believes that the allegations contained in the Litigation Matters are without merit and that no further disclosures in the Proxy Statement are required under applicable law. Solely to avoid the risk of the Litigation Matters delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the Company has determined to voluntarily make the following supplemental disclosures to the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Litigation Matters and that any additional disclosure was or is required.

These supplemental disclosures will not change the consideration to be paid to the Company stockholders in connection with the Merger or the timing of the special meeting of Company stockholders (the “Special Meeting”) to be held on December 12, 2023, at 12:00 p.m. Central Time, virtually via the internet at www.virtualshareholdermeeting.com/PCTI2023SM. The Board continues to recommend that you vote “FOR” the proposals to be voted on at the Special Meeting described in the Proxy Statement.

Supplemental Disclosures to the Proxy Statement in Connection with the Litigation Matters

The following disclosures in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement and should be read in conjunction with the disclosures contained in the Proxy Statement, which in turn should be read in its entirety. To the extent that information in this supplement differs from or updates information contained in the Proxy Statement, the information in this supplement shall supersede or supplement the information in the Proxy Statement. All page references are to the Proxy Statement before any additions or deletions resulting from this supplement, and terms used below, unless otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement. Without admitting in any way that the disclosures below are material or otherwise required by law, the Company makes the following amended and supplemental disclosures.

The disclosure in the section entitled “The Merger” under the heading “Background of the Merger”, beginning on page 26 of the Proxy Statement, is hereby amended as follows:

The seventh paragraph on pg. 26 is amended and supplemented by adding the following sentences to the end of such paragraph:

The engagement letter between the Company and Lake Street provides for a transaction fee of $2.0 million, contingent upon the consummation of a transaction meeting the requirements as specified in the engagement letter. No other fees have been paid to Lake Street and/or its affiliates by the Company, Parent or their respective affiliates during the past two years.

The first paragraph on pg. 27 is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold):

On October 26, 2022, the Company and a publicly traded infrastructure company (“Party A”) executed a non-disclosure agreement, which did not contain a “don’t ask, don’t waive” provision or any other provision preventing Party A from making private approaches to the Board in connection with strategic transactions.

The first sentence of the ninth full paragraph on pg. 27 is amended and restated by replacing such sentence in its entirety with the following (with new text underlined and in bold):

On May 2, 2023, the Company executed a confidentiality agreement with Party B containing standstill and “don’t ask, don’t waive” provisions, which permitted Party B to submit subsequent proposals to the Company or seek a waiver of the standstill provisions with the Company’s written consent.

The final sentence of the sixth full paragraph on pg. 28 is amended and restated by replacing such sentence in its entirety with the following (with new text underlined and in bold):

In furtherance of such process, the Company entered into confidentiality agreements with Party C, a publicly listed network test and measurement company, and Party D, a multinational telecommunications company, on July 5, 2023 and July 6, 2023, respectively, each containing standstill and “don’t ask, don’t waive” provisions, which permitted the counterparties to submit subsequent proposals to the Company or seek a waiver of the standstill provisions with the Company’s written consent.

The first paragraph on pg. 29 is amended by adding the following sentence to the end of such paragraph:

Such confidentiality agreement contained standstill and “don’t ask, don’t waive” provisions, which permitted Party E to submit subsequent proposals to the Company or seek a waiver of the standstill provisions with the Company’s written consent.

The second paragraph on pg. 29 is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold):

On July 25, 2023, the Company and Parent executed a confidentiality agreement. The terms of the confidentiality agreement did not include a “don’t ask, don’t waive” provision, but did include customary non-solicitation and standstill provisions.

The first sentence of the fourth paragraph on pg. 31 is amended and restated by replacing such sentence in its entirety with the following (with new text underlined and in bold):

On September 15, 2023, the Board replaced the M&A Subcommittee with a new committee (the “Transaction Committee”) comprised of Messrs. Levy and Sinder, who were members of the M&A Subcommittee, and Mr. Rossabi, who was recently elected to the Board and whose experience the Board felt would be beneficial to the Transaction Committee.

The sixth paragraph on pg. 31 is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold):

On September 20, 2023, following previous discussions and a determination by the M&A Subcommittee that it would be prudent to hire an independent financial advisor who had no financial interest in the consummation of the Merger for purposes of obtaining an opinion regarding the proposed transaction, the Company discussed the potential transaction with representatives of Lincoln. Following this discussion, representatives of Lincoln provided an initial draft of its engagement letter to the Company on September 25, 2023. After a review of the engagement letter by the Company and Morgan Lewis, the engagement letter with Lincoln was executed on September 27, 2023. Lincoln’s compensation under such engagement letter is not contingent on the consummation of the Merger.

The first full paragraph on pg. 33 is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold):

On the evening of October 13, 2023, the Company and Parent entered into the merger agreement. As of the date of the merger agreement, none of the Company’s directors or executive officers had entered into any agreement with Parent or any of its executive officers, directors or affiliates regarding employment with Parent or any of its affiliates, though Parent had conveyed during negotiations its expectation that unspecified members of management would be offered continued employment with the Company after closing. The Company issued a press release announcing the execution of the merger agreement later that evening.

The disclosure in the section entitled “The Merger” under the heading “Opinion of Lincoln International LLC”, beginning on page 38 of the Proxy Statement, is hereby amended as follows:

The final sentence of the fourth paragraph on pg. 41 is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold):

The resulting estimated equity value range was then divided by the 18,912,636 shares of Common Stock outstanding, as provided by Company management, to derive a range of equity values per share of $4.83 to $5.27, as compared to the equity value per share of $7.00 in the Merger.

The following table on page 43 of the Proxy Statement is hereby amended as follows (with new text underlined and in bold):

Selected M&A Transactions Analysis

						Enterprise Value as a Multiple of
Announcement	Target	Acquiror	Enterprise Value*	LTM Revenue*	LTM EBITDA*	LTM Revenue	LTM EBITDA
August 2022	Sierra Wireless, Inc.	Semtech Corporation	$1,230	$593	$16	2.07x	NMF
December 2021	Microlab/FXR LLC	RF Industries, Ltd.	24	16	4	1.52x	6.6x
July 2021	TeraTron GmbH	TXT e-solutions S.p.A.	12	9	2	1.33x	7.2x
June 2021	EXFO Inc.	11172239 Canada Inc.	366	277	26	1.32x	14.1x
May 2021	Nearfield Systems Inc.	AMETEK, Inc.	230	90	NA	2.56x	NA
March 2021	octoScope, Inc.	Spirent Communications plc	73	20	NA	3.65x	NA
December 2020	Allgon AB (publ)	Bure Equity AB (publ)	120	61	10	1.99x	12.2x
August 2020	Microwave Vision S.A.	HLD Associés	173	114	16	1.51x	10.7x

* $ in millions.

Note: LTM EBITDA figures were not available for the transactions involving Nearfield Systems Inc. / AMETEK, Inc. and octoScope, Inc. / Spirent Communications plc; the LTM EBITDA multiple was not meaningful for the transaction involving Sierra Wireless, Inc. / Semtech Corporation.

The final sentence of the fourth paragraph on pg. 43 is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold):

The resulting estimated equity value range was then divided by the 18,912,636 shares of Common Stock outstanding, as provided by Company management, to derive a range of equity values per share of $4.79 to $5.11, as compared to the equity value per share of $7.00 in the Merger.

The final sentence of the first full paragraph on pg. 44 is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold):

The resulting estimated equity value range was then divided by the 18,912,636 shares of Common Stock outstanding, as provided by Company management, to derive a concluded range of equity values per share of $4.81 to $5.19, as compared to the equity value per share of $7.00 in the Merger.

The final sentence of the second full paragraph on pg. 44 is amended and restated by replacing such paragraph in its entirety with the following (with new text underlined and in bold):

With the exception of a prior financial advisory assignment for the Company in 2023 in connection with a proposed transaction that was terminated, and for which Lincoln received customary compensation of approximately $93,000 (including reimbursement of expenses) and indemnification, no other fees have been paid to Lincoln and its affiliates by the Company, Parent or their respective affiliates during the past two years.

The disclosure in the section entitled “The Merger” under the heading “Financial Projections”, beginning on page 46 of the Proxy Statement, is hereby amended as follows:

The following table on page 46 of the Proxy Statement is hereby amended as follows (with new text underlined and in bold):

Financial Projections

The following table summarizes the financial projections as of October 2023:

Financial Projections Summary

	Fiscal Year Ended December 31,
($ in millions)	2023	2024	2025	2026	2027	2028
Revenue	$82.3	$90.5	$97.2	$103.5	$109.7	$115.1
Cost of Goods Sold excluding Depreciation and Amortization	(41.8)	(45.7)	(48.7)	(51.9)	(56.1)	(58.8)

Gross Profit excluding Depreciation and Amortization	40.5	44.8	48.5	51.6	53.6	56.3

Depreciation and Amortization allocable to Cost of Goods Sold	(0.6)	(0.6)	(0.5)	(0.5)	(0.4)	(0.5)

Gross Profit	39.9	44.2	48.0	51.1	53.2	55.8
Operating expenses excluding Depreciation and Amortization and Stock Compensation Expense	(33.6)	(35.8)	(37.5)	(38.6)	(39.8)	(40.8)

Depreciation and Amortization allocable to Operating Expenses	(3.6)	(3.4)	(2.9)	(2.8)	(2.2)	(2.1)

Stock Compensation Expense	(1.1)	(2.4)	(2.5)	(2.8)	(2.6)	(2.5)

Adjusted EBIT(1)	1.6	2.7	5.1	7.0	8.6	10.3
Income Taxes @ 26.0%	(0.4)	(0.7)	(1.3)	(1.8)	(2.2)	(2.7)

Net Operating Profit After Taxes	$1.2	$2.0	$3.8	$5.2	$6.4	$7.6
Depreciation & Amortization(2)	4.2	3.9	3.5	3.2	2.6	2.6
(Increase) / Decrease in Working Capital	1.5	(1.6)	(1.3)	(1.3)	(1.2)	(1.1)
Capital Expenditures	(1.2)	(1.2)	(1.3)	(1.5)	(1.5)	(1.5)

Free Cash Flow	$5.7	$3.1	$4.6	$5.6	$6.2	$7.7
Adjusted EBITDA(3)	$5.8	$6.6	$8.6	$10.2	$11.2	$13.0

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Additional Information Regarding the Merger and Where to Find It

This communication relates to the proposed merger involving the Company, Parent and Merger Sub, a wholly owned subsidiary of Parent, whereby Merger Sub shall be merged with and into the Company (the “proposed merger”). The proposed merger will be submitted to the stockholders of the Company for their consideration at a special meeting of the stockholders. In connection therewith, on November 9, 2023, the Company filed a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which was mailed or otherwise disseminated to the Company’s stockholders on or around such date. The Company may also file other relevant documents with the SEC regarding the proposed merger. STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Stockholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://investor.pctel.com/ or by contacting the Company’s Investor Relations Department at PCTI@alpha-ir.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 16, 2023, and amended on April 28, 2023, its definitive proxy statement on Schedule 14A for the 2023 annual meeting of stockholders, filed with the SEC on May 11, 2023, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, is included in the definitive proxy statement, which was filed with the SEC on November 9, 2023. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, including statements concerning the Company’s plans, objectives, goals, beliefs, strategy and strategic objectives, future events, business conditions, results of operations, financial position, business outlook, business trends and other information may be forward-looking statements. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the Merger Agreement by the stockholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger, (vi) the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the proposed merger, and (vii) the risk that the proposed merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel and to maintain relationships with customers, vendors, employees, stockholders and other business partners and on its operating results and business generally. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 16, 2023, and amended on April 28, 2023, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://investor.pctel.com/financials/sec-filings. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PCTEL, INC.

Date: December 5, 2023	By:	/s/ David Neumann
Name: David Neumann Title: Chief Executive Officer